Exhibit 4.3

COMMON STOCK

Number

QRX-

COMMON STOCK

Shares

QUATRX

QUATRX PHARMACEUTICALS COMPANY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 747756 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

QUATRX PHARMACEUTICALS COMPANY

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

SECRETARY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, New York)

Transfer Agent and Registrar

By

Authorized Signature

QUATRX PHARMACEUTICALS COMPANY
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common
TEN ENT	– as tenants by the entireties
JT TEN	– as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–		Custodian

	(Cust)		(Minor)
under Uniform Gifts to Minors

Act
(State)

UNIF TRF MIN ACT–		Custodian (until age	)
(Cust)

under Uniform Transfers
(Minor)

to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.
For Value received,                                                                                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSlGNEE)

                                                                                                                                                                                                   Shares
of the Capital Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
                                                                                                                                                                                                 Attorney
to transfer the common Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X

X
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURES GUARANTEED:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-l5.